UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014 (December 6, 2013)

CROGHAN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

0-20159

(Commission

File Number)

OHIO	31-1073048
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO	43420
(Address of principal executive offices)	(Zip Code)

(419) 332-7301

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Croghan Bancshares, Inc. (“Croghan”) hereby amends Item 9.01 of its Current Report on Form 8-K, dated and filed on December 12, 2013 (the “Report”), a set forth below. The purpose of the Report was to disclose, pursuant to Item 2.01, Croghan’s completion of the merger of Indebancorp with and into Croghan. The purpose of this amendment is to file the required financial statements of Indebancorp and unaudited pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The consolidated audited financial statements of Indebancorp for the fiscal years ended December 31, 2012 and 2011 were included in Croghan’s Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 as filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 12, 2013, and are incorporated herein by reference.

The consolidated unaudited financial statements of Indebancorp as of and for the nine-month period ended September 30, 2013, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information as of and for the nine months ended September 30, 2013, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Not Applicable.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K or incorporated into this Current Report on Form 8-K by reference:

Exhibit No.	Description of Exhibit

99.1	Unaudited Consolidated Balance Sheet of Indebancorp as of September 30, 2013, Unaudited Consolidated Statement of Income of Indebancorp for the nine months ended September 30, 2013 and Unaudited Statement of Comprehensive Income for Indebancorp for the nine months ended September 30, 2013.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of Croghan as of September 30, 2013 and Unaudited Pro Forma Condensed Combined Statement of Income of Croghan for the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC.

Date:	February 28, 2014	By:	/s/ Kendall W. Rieman
Kendall W. Rieman, Treasurer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated February 28, 2014

Exhibit No.	Description of Exhibit

99.1	Unaudited Consolidated Balance Sheet of Indebancorp as of September 30, 2013, Unaudited Consolidated Statement of Income of Indebancorp for the nine months ended September 30, 2013 and Unaudited Statement of Comprehensive Income for Indebancorp for the nine months ended September 30, 2013.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of Croghan as of September 30, 2013 and Unaudited Pro Forma Condensed Combined Statement of Income of Croghan for the nine months ended September 30, 2013.